Earnings per share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic earnings per share represents income available to common stockholders divided by the weighted average number of common shares outstanding during the reported period. Diluted earnings per share reflects the effect of the increase in shares outstanding determined by using the treasury stock method for awards issued under our long-term incentive stock plans.
As of December 31, 2015, less than 0.1 million outstanding service-based stock awards were excluded from the diluted earnings per share calculation because they were anti-dilutive. In addition, 6.1 million outstanding contingently issuable market-based stock awards were excluded from the diluted share calculation because the market conditions had not been met. As of December 31, 2014 and 2013, respectively, 4.1 million and 3.8 million outstanding service-based stock awards were excluded from the diluted earnings per share calculation because they were anti-dilutive since we reported a net loss in each period. In addition, 6.2 million and 5.6 million outstanding contingently issuable market-based stock awards were excluded from the diluted earnings per share calculations in each respective year because the market conditions had not been met.
Basic and diluted weighted average shares outstanding and earnings per share were as follows:

	Twelve Months Ended December 31,
(in millions)	2015	2014	2013

Earnings per share - basic
Earnings available to common shareholders	$5.9	$(12.5)	$(35.1)
Weighted average shares outstanding	165.3	147.3	146.4
Earnings per share - basic	$0.04	$(0.09)	$(0.24)

Earnings per share - diluted
Earnings available to common shareholders	$5.9	$(12.5)	$(35.1)

Weighted average shares outstanding	165.3	147.3	146.4
Dilutive impact of stock based awards	1.5	—	—
Weighted average dilutive shares outstanding	166.8	147.3	146.4
Earnings per share - diluted	$0.04	$(0.09)	$(0.24)